MEMORANDUM OF UNDERSTANDING AND MUTUAL RELEASE

This memorandum constitutes an agreement **(this "Agreement")** among AgEagle Aerial Syst**ems Inc. ("AgEagle")**, Brandon Torres Declet**, in his capacity as sellers' representative (the "Sellers' Representative") and the various sellers set forth on the signature pages hereto** (the "Sellers"**) (together, the "Parties")** resolving all issues relating to **AgEagle's** Holdback Dispute dated April 19, 2022, **and Sellers' claim to the Holdback Amount** (**collectively, the "Holdback Dispute")** arising under that certain Stock Purchase Agreement, dated April 19, 2021, among the **Parties (the "Purchase Agreement")** and releasing any future claims by either party against the other arising from the Holdback Dispute. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Purchase Agreement. This Agreement is effective on the day of the last signature shown below.

1. Release of Holdback Shares. The Parties acknowledge that 997,338 shares of AgEagle Stock are currently being held as the Holdback Amount in accordance with the terms and conditions of the Purchase Agreement. Within seven business days of the effective date of this Agreement, AgEagle will release from the Holdback Amount 498,669 shares of AgEagle Stock **(the "**Released **Shares")** to the Sellers in the amounts set forth on Exhibit A hereof in full and final settlement of the Holdback Dispute. Such release shall be completed by AgEagle through Deposit/Withdrawal At Custodian (DWAC) from the Depository Trust Company (DTC).

2. Intention to Mutually Release. Effective upon the completion of the share transfer to the appropriate accounts, the Parties intend to mutually release one another from any and all claims that have arisen or could in the future arise from the Holdback Dispute.

3. **Sellers' and Sellers' Representative** Release of AgEagle. Upon **the Sellers'** receipt of the Released Shares, **each of the Sellers and the Sellers' Representative**, on their own behalf, and on behalf of their respective successors, assigns, officers, directors, employees, affiliates, related companies, direct or indirect parent or subsidiary companies or entities, heirs, executors, representatives and insurers does hereby, remise, release, covenant not to sue and forever discharge AgEagle and its successors, assigns, officers, directors, employees, affiliates, related companies,

direct or indirect parent or subsidiary companies or entities, representatives and insurers from all manner of claims, actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, liabilities, and demands, costs and **expenses (including attorneys'** fees), whatsoever, in law, equity or in administrative proceedings, whether at common law (tort, contract or other theory) or pursuant to federal, state or local statute, ordinance or regulation, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, disputed or undisputed, known or unknown, from the beginning of the world to the **Sellers'** receipt of the Released Shares, that relate in any way to the Holdback Dispute. Each of **the Sellers and the Sellers' Representative** acknowledges that he, she or it will be entitled to no further consideration under the Purchase Agreement after receipt of the Released Shares including, without limitation, any right to receive any further shares of AgEagle Stock included in the **Holdback Amount and, by their execution hereof, each of the Sellers and the Sellers'** Representative, forfeit all of their rights to all or any portion of the shares of AgEagle Stock remaining in the Holdback Amount.

4. **AgEagle's Release of Sellers and Sellers' Representative**. Upon **the Sellers'** receipt of the Released Shares, AgEagle, on its own behalf, and on behalf of its successors, assigns, officers, directors, employees, affiliates, related companies, direct or indirect parent or subsidiary companies or entities, representatives and insurers does hereby, remise, release, covenant not to sue and forever discharge each of **the Sellers and the Sellers' Representative** and their respective successors, assigns, officers, directors, employees, affiliates, related companies, direct or indirect parent or subsidiary companies or entities, heirs, executors, representatives and insurers and its successors, assigns, officers, directors, employees, affiliates, related companies, direct or indirect parent or subsidiary companies or entities, representatives and insurers from all manner of claims, actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, liabilities, and demands, costs and expenses (including **attorneys'** fees), whatsoever, in law, equity or in administrative proceedings, whether at common law (tort, contract or other theory) or pursuant to federal, state or local statute, ordinance or

regulation, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, disputed or undisputed, known or unknown, from the beginning of the world to **the Sellers'** receipt of the Released Shares, that relate in any way to the Holdback Dispute.

5. Confidentiality. The terms of this Agreement and the negotiations that led up to this Agreement **(together, the "Confidential Matters") shall be kept confidential by the Parties.** Confidential Matters shall not be disclosed by any of the Parties, or by anyone acting on behalf of any of the Parties, to any other person or entity other than to an immediate family member, attorney, accountant, or tax preparer of any of the Parties; to persons or entities who need to consider the Agreement in connection with the extension of financing or any corporate transaction; in compliance with a subpoena or other lawful process; as required by the Internal Revenue Service; as required by the Securities and Exchange Commission; as required by a court of competent jurisdiction; or as otherwise required by law. In the event a Party receives a subpoena, court order, or other lawful process which calls for the disclosure of Confidential Matters, that Party shall promptly provide written notice to all other Parties sufficient to afford those other Parties opportunity to interpose an objection and seek entry of a protective order prior to the disclosure of Confidential Matters. The Parties further agree that they will instruct any individuals or entities to whom they made such disclosure to maintain the confidentiality of the Confidential Matters, and the Parties will take reasonably available steps to minimize further distribution of the Confidential Matters. Notwithstanding anything herein to the contrary, in response to an inquiry from a third-party, the Parties may freely disclose the fact that all disputes between the Parties **have been "amicably resolved" (or words of similar import), provided that no Confidential Matters** are disclosed. Additionally, this Agreement may be filed in a court proceeding to the extent necessary for enforcement hereof.

6. Representations, Warranties and Covenants of the Parties. Each of the Parties represents, warrants and covenants as follows: (a) this Agreement was signed and delivered by each of the Parties as their free and voluntary act after being given an opportunity to review this Agreement and all of the terms herein; (b) each of the Parties has had the opportunity to

consult with independent counsel prior to the execution hereof and by their execution and delivery of this Agreement each of the Parties shall be deemed to either have had such a review or to voluntarily waive such review; (c) each of the Parties acknowledges and confirm that the only considerations for executing this Agreement are the terms and conditions stated herein and that no other promise or agreements of any kind, except those set forth in this Agreement, have been made by any person or entity to cause the Parties to enter into this Agreement; (d) none of the Parties has previously sold, assigned, transferred, conveyed, exchanged, or otherwise disposed of any claims it may have against any of the Parties released hereby; (e) each of the Parties covenants and agrees that, to the maximum extent permitted by applicable law, none of the Parties will sue or file or institute or maintain any lawsuit or proceeding against any of the Parties released hereby with respect to any of the claims covered by this release; and (f) each of the Sellers acknowledges that it is its own responsibility to determine, in consultation with its advisors, its federal, state and local tax obligations, if any, relating to all aspects of this Agreement.

7. Entire Agreement. This document constitutes the entirety of the Agreement or understanding between the Parties with respect to the subject matter hereof. This Agreement is not based upon any oral or written representation apart from the express terms of this Agreement. All communications between the Parties regarding the subject matter of this Agreement have been merged and integrated into this Agreement, which may be modified only by means of a signed writing executed by all of the Parties.

8. Attorneys' Fees and Jury Waiver. If either Party incurs any legal fees and/or costs and expenses in any proceeding to enforce the terms of this Agreement or any of its rights provided **hereunder, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and other** litigation expenses from the other Party. **The Parties hereby voluntarily and knowingly waive any right they may otherwise have to a trial by jury in any action to construe and/or enforce this Agreement.**

9. Governing Law and Forum. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of Florida whose courts located in Miami-Dade County, Florida, shall have sole and exclusive jurisdiction over any controversy or litigation related to or arising hereunder.

10. Counterparts. This instrument may be executed in any number of counterparts, all of which shall constitute one instrument. A legible facsimile or .pdf format copy of this Agreement and any signatures hereon shall be considered for all purposes as an original.

[Signatures on following page]

The Parties have executed this Agreement as of the dates set forth below.

SELLERS:

DocuSigned by:
Abigail Lacy
5F11494BD594AE...
Abby Lacy

Date: 6/29/2022

DocuSigned by:
Brandon Torres Declet
4B35E57C6B284A1...
Brandon Torres Declet

Date: 6/28/2022

DocuSigned by:
Grant Furick
758F6EB338A84FC...
Grant Furick

Date: 6/29/2022

DocuSigned by:
Jesse Stepler
7BE551416C1D42B...
Jesse Stepler

Date: 6/28/2022

DocuSigned by:
Rich Harris
6A091589DE8C42A...
Rich Harris

Date: 6/28/2022

32 Entertainment LLC

By: DocuSigned by: ROBERT WOLF
6BA36304F8E1489...
Robert Wolf, Manager

Date: 6/28/2022

DocuSigned by:
Scott Lumish
6CCD5FCEB987467...
Scott Lurnish

Date: 6/29/2022

[Signature Page to Memorandum of Understanding and Mutual Release]

DocuSigned by:
Sherywn Saul
72C00AE8D1B210E...
Sherywn Saul

Date: 6/29/2022

Measure UAS, Inc.

DocuSigned by:
By: Brandon Torres Declet
4B35E57C68284A1...
Name:
Title:

Date: 6/28/2022

L1 Capital Global Opportunities Master Fund Ltd.

DocuSigned by:
By: David Feldman
154ED71D516543F...
Name:
Title:

Date: 6/29/2022

Alpha Capital Anstalt

By:__________________________________
Name:
Title:

Date:____________________

SELLERS' REPRESENTATIVE:

DocuSigned by:
By: Brandon Torres Declet as Sellers Representative
4B35E57C68284A1...
Name: Brandon Torres Declet
Title: Authorized Representative

Date: 6/28/2022

Sherywn Saul

Date:____________________

Measure UAS, Inc.

By:__________________________________
Name:
Title:

Date:____________________

L1 Capital Global Opportunities Master Fund Ltd.

By:__________________________________
Name:
Title:

Date:____________________

Alpha Capital Anstalt

By:__________________________________
Name: Nicola Feuerstein
Title: Director

Date: 06/30/2022

SELLERS' REPRESENTATIVE:

By:__________________________________
Name: Brandon Torres Declet
Title: Authorized Representative

Date:____________________

AGEAGLE:

AgEagle Aerial Systems Inc.

By: [signature]
Name: Barrett Mooney
Title: CEO

Date: 8/5/2022

The Parties have executed this Agreement as of the dates set forth below.

SELLERS:

DocuSigned by:

By: ______________________
Name: Blair W. Effron

Estate of Barbara Kay c/o David Shulman, Executor

DocuSigned by:

By: ______________________
Name: David Shulman

DocuSigned by:

By: ______________________
Name: George R. Stephanopoulos

Guarded Partners LLC

DocuSigned by:

By: ______________________
Name: David Shulman

H & L Investments Inc.

DocuSigned by:

By: ______________________
Name: Marc Levin

DocuSigned by:

By: ______________________
Name: Jaime Taicher

DocuSigned by:

By: ______________________
Name: Jeffrey A. Goldberger

DocuSigned by:

JONATHAN BASS

By: ______________________
Name: Jonathan Bass

LionTree LLC

DocuSigned by:

By: ______________________
Name: David Farber

DocuSigned by:
By: MICHAEL BOLIN
Name: Michael Bolin

DocuSigned by:
By: Brandon Torres Declet as Sellers Representative
Name: Michael Fink

Rio Vista Investments LLC

DocuSigned by:
By: Brandon Torres Declet as Sellers Representative
Name: Amy Habie

Ronnie Pertnoy, The Pertnoy Family Irrevocable Trust FBO Ronnie Pertnoy

DocuSigned by:
By: Ronnie Pertnoy
Name: Ronnie Pertnoy

DocuSigned by:
By: Brandon Torres Declet as Sellers Representative
Name: Stephen N. Zack

Suneel Kamlani Revocable Trust UA6-12-2002

DocuSigned by:
By: Suneel Kamlani
Name: Suneel Kamlani

TFO Fund L.P.

DocuSigned by:
By: ________________
Name: Artur Kluz

TRget Media, LLC

DocuSigned by:
By: ________________
Name: Thomas S. Rogers

[Signature Page to Memorandum of Understanding and Mutual Release]

Proxy Authority Granted to Brandon Torres Declet
as Sellers Representative:

Hudson Bay Master Fund Ltd.

DocuSigned by:

By: Brandon Torres Declet

4B35E57C68284A1...

Name: Rick Allison

Coral Blue Investment Pte Ltd.

DocuSigned by:

By: Brandon Torres Declet

4B35E57C68284A1...

Name: Chan Yan Nang

Cognizant Technology Solutions Corp

DocuSigned by:

By: Brandon Torres Declet

4B35E57C68284A1...

Name: Dhanya Paul

PSP Growth Fund 2017, L.L.C.

DocuSigned by:

By: Brandon Torres Declet

4B35E57C68284A1...

Name: Michael Oleshansky